                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Roger T. Staubach
                                                    ---------------------
                                                    Roger T. Staubach

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ John W. Bachmann
                                                    --------------------
                                                    John W. Bachmann

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ David L. Boren
                                                    ------------------
                                                    David L. Boren

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Edward A. Brennan
                                                    ---------------------
                                                    Edward A. Brennan

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Armando M. Codina
                                                    ---------------------
                                                    Armando M. Codina

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of October, 2003.

                                                    \s\ Earl G. Graves
                                                    ------------------
                                                    Earl G. Graves

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Ann McLaughlin Korologos
                                                    ----------------------------
                                                    Ann McLaughlin Korologos

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Michael A. Miles
                                                    --------------------
                                                    Michael A. Miles

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of October, 2003.

                                                    \s\ Philip J. Purcell
                                                    ---------------------
                                                    Philip J. Purcell

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Joe M. Rodgers
                                                    ------------------
                                                    Joe M. Rodgers

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Judith Rodin
                                                    ----------------
                                                    Judith Rodin

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale under the Securities Act of 1933, as amended (the "Securities Act"), (1) $300,000,000 in aggregate principal amount of AMR Corporation's 4.25% Senior Convertible Notes due 2023 (the "Notes"), (2) the full and unconditional guarantee of the Notes by the Corporation (the "Guarantee") and (3) 17,283,000 shares of AMR Corporation's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Notes, the related Guarantee and the Common Stock issuable upon conversion of the Notes that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of October, 2003.

                                                    \s\ Gerard J. Arpey
                                                    -------------------
                                                    Gerard J. Arpey

Witness:

\s\ Charles D. MarLett
----------------------
Charles D. MarLett